Exhibit 99.1

DATED 5th October	2011

MR MARTIN LEE CORBETT AND MRS KATIE CORBETT

and

VERTA ENERGY TRADING LIMITED

DEED OF VARIATION TO A SHARE PURCHASE AGREEMENT ENTERED INTO ON

24 MAY 2011 BETWEEN THE ABOVE PARTIES

relating to the purchase of

M L OILS Limited

Brabners Chaffe Street LLP

55 King Street, Manchester M2 4LQ

(Ref:DNB)

This agreement is dated

5th October

 2011

BETWEEN:

(1)

Verta Energy Trading Limited incorporated and registered in England and Wales with company number 07413590 whose registered office is at Halifax House 14 Falcon Court, Westlands Way, Stockton On Tees, Teesside, United Kingdom, TS18 3TU (Buyer);

(2)

Mr Martin Lee Corbett of 12 Lon Yr Ysgol, Caerwys, Flintshire, CH7 5PZ, United Kingdom (Martin Lee Corbett); and

(3)

Mrs Katie Corbett also of 12 Lon Yr Ysgol, Caerwys, Flintshire, CH7 5PZ, United Kingdom (Katie Corbett).

RECITALS:

A

The Sellers agreed to sell and the Buyer agreed to buy the Sale Shares subject to the terms and conditions of an agreement entered into between them on 24 May 2011.

B

The Sellers and the Buyer wish to amend the terms of the Agreement and confirm other understandings which they have about the completion of the purchase of the Company by the Buyer.

C

The Agreement will otherwise remain in full force and effect as between the parties to it.

IT IS AGREED THAT:

1.

Interpretation

1.1

The definitions and rules of interpretation in this clause 1 apply in this deed.

“the Agreement”	the sale and purchase agreement entered into on 24 May 2011 between (1) the Buyer (2) Martin Lee Corbett and (3) Katie Corbett

1.2

The definitions and rules of interpretation in the Agreement will apply in this deed unless otherwise stated.

2.

Katie Corbett

2.1

Katie Corbett wishes to transfer her 5 ordinary shares of £1 each in the capital of the Company to Martin Lee Corbett to which the Buyer hereby consents subject to this clause 2.

2.2

All references in the Agreement to Katie Corbett, will be deemed to be replaced with references to Martin Lee Corbett.

2.3

The definitions of “the Sellers” will be replaced with a definition of “the Seller” which will be Martin Lee Corbett.

2.4

Clause 3.1.3 of the Agreement, will be deemed to be amended to show that the Buyer will procure the issue of 100,000 Warrants to the Seller at Completion.

2.5

Schedule 1 of the Agreement will be deemed to be amended to show Martin Lee Corbett as the holder of 10 ordinary shares of £1 each in the capital of the Company and receiving £500,000 of cash and 142 ordinary shares in the capital of the Buyer, being subject to 100% of the operation of the Completion Accounts and being entitled to 100% of the Earn Out.

2.6

Schedule 2 of the Agreement will be deemed to be amended to show that the registered shareholder is only Martin Lee Corbett holding 10 ordinary shares of £1 each.

3.

Interest

3.1

If Completion does not occur in accordance with clause 5 of the Agreement by close of business on 30 September 2011 interest will accrue from 1 October 2011 on the £500,000 payable on Completion by the Buyer to Martin Lee Corbett at a rate of 8 per cent per annum, such interest being payable at the earlier of Completion and 31 October 2011.

4.

Long Stop Date

4.1

The date in clause 5.4 of the Agreement will be replaced with the date 31 October 2011.

5.

ML Oils Collections Limited

5.1

Paragraph 1.8 of Part 1 of Schedule 3 of the Agreement will be deleted.

6.

Governing Law and Jurisdiction

6.1

This deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

6.2

The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter or formation (including non-contractual disputes or claims).

This deed has been entered into on the date stated at the beginning of this deed.

Executed as a deed by Martin Lee      /s/M.L. Corbett

Corbett

in the presence of

Witness signature                         /s/ Michelle Stephens

Witness name               Michelle Stephens

Witness address  6, Crecas Lane, Carmel, Holywell, Flitshire, CH8 8NN

Executed as a deed by Katie Corbett   /s/ S.D. K. Corbett

in the presence of

Witness signature           /s/ Michelle Stephens

Witness name             Michelle Stephens

Witness address  6, Crecas Lane, Carmel, Holywell, Flitshire, CH8 8NN

Executed as a deed by Stephen Padgett for and on behalf of Verta Energy Trading Limited

/s/ S.J. Padgett

in the presence of

Witness signature  /s/ P. Barkley

Witness name Paul Berkley

Witness address 3 Springston Rd, Hartlepool, TS26 OEY